Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (the “Amendment”), dated as of August 31, 2005, is to that certain Credit Agreement dated as of December 6, 2004 (as it may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”), by and among GENCORP INC., an Ohio corporation (the “Borrower”), the subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), the lenders from time to time party thereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H
     WHEREAS, the Lenders have established credit facilities for the benefit of the Borrower pursuant to the terms of the Credit Agreement;
     WHEREAS, the Borrower has requested a certain amendment and a waiver to the Credit Agreement;
     WHEREAS, the Required Lenders are willing to amend the Credit Agreement and provide such waiver, subject to the terms and conditions hereof.
     NOW, THEREFORE, IN CONSIDERATION of the agreements herein contained, the parties hereby agree as follows:
SECTION 1
AMENDMENT
     1.1 The definition of “Permitted Investments” found in Section 1.1 of the Credit Agreement is hereby amended by re-ordering clause (m) to (n) and adding a new clause (m) to read as follows and by making the appropriate grammatical and punctuation changes thereto:
     (m) loans in connection with the AFC Sale in an amount not to exceed the lesser of (i) $30,000,000 and (ii) 25% of the total consideration for the AFC Sale; provided that such loans and advances shall be specifically subordinated in right of payment to the prior payment of the Credit Party Obligations and contain subordination and other terms acceptable to the Administrative Agent.
SECTION 2
WAIVER
     2.1 The Required Lenders hereby waive compliance with the Fixed Charge Coverage Ratio from June 1, 2005 to (but not including) November 30, 2005 (the “Subject Period”);

provided, that the Borrower shall demonstrate in the certificate of a Responsible Officer delivered pursuant to Section 5.2(b) for the fiscal quarter ending August 31, 2005 that the Fixed Charge Coverage Ratio for the four quarter period ending on such date, calculated on a pro forma basis after giving effect to the AFC Sale, shall be greater than or equal to 1.10 to 1.0 and failure to so demonstrate shall make this waiver null and void. Except for the specific, one-time limited waiver set forth above, nothing set forth herein or contemplated hereby is intended to constitute a waiver of (i) any rights or remedies available to the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document or under applicable law (all of which rights and remedies are hereby expressly reserved by the Lenders and the Administrative Agent) or (ii) the Credit Parties’ obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Credit Documents.
SECTION 3
CONDITIONS TO EFFECTIVENESS
     3.1 This Amendment shall be and become effective as of the date first above written upon receipt by the Administrative Agent of the following:
     (a) counterparts of this Amendment, which shall have been duly executed by the Borrower and the Required Lenders; and
     (b) projected Fixed Charge Coverage Ratio calculations for the period ending August 31, 2005, in form and substance satisfactory to the Required Lenders.
SECTION 4
MISCELLANEOUS
     4.1 Representations and Warranties. Each of the Credit Parties represents and warrants as follows as of the date hereof, after giving effect to this Amendment:
     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     (d) The representations and warranties set forth in Article III of the Credit Amendment are true and correct as of the date hereof (except for those which expressly relate to an earlier date).
     4.2 Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
     4.3 Acknowledgement of Guarantors; Ratification of Obligations. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents. Except as modified hereby, the Credit Agreement is ratified and affirmed by the Credit Parties, and shall continue to be in full force and effect in accordance with its respective terms.
     4.4 Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.
     4.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable expenses of the Administrative Agent’s legal counsel.
     4.6 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
     4.7 Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.
     4.8 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Administrative Agent, the Lenders and their respective successors and assigns.

     4.10 Waiver of Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[Signature Pages Follow]

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT
     The parties hereto have duly executed this Amendment as of the date first above written.

BORROWER:	GENCORP INC.,
an Ohio corporation

	By:	/s/ Terry L. Hall

	Name:	Terry L. Hall
	Title:	Chairman

GUARANTORS:	AEROJET-GENERAL CORPORATION,
an Ohio corporation

	By:	/s/ Terry L. Hall

	Name:	Terry L. Hall
	Title:	Chairman

AEROJET ORDNANCE TENNESSEE, INC.,
a Tennessee corporation

	By:	/s/ Michael F. Martin

	Name:	Michael F. Martin
	Title:	Chairman

AEROJET FINE CHEMICALS LLC,
a Delaware limited liability company

	By:	/s/ Joseph Carleone

	Name:	Joseph Carleone
	Title:	President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION,
individually in its capacity as a
Lender and in its capacity as Administrative Agent

	By:	/s/ Scott Santa Cruz

	Name:	Scott Santa Cruz
	Title:	Director

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

AVL CBNA Loan Funding LLC for itself or as
Agent for AVL CFPI Loan Funding LLC
as a Lender

By:	/s/ Jane Haack

Name:	Jane Haack
Title:	as Attorney-in-Fact

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

The Bank of New York
as a Lender

By:	/s/ David Molnar

Name:	David Molnar
Title:	Assistant Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

The Bank of Nova Scotia
as a Lender

By:	Mark Sparrow

Name:	Mark Sparrow
Title:	Director

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

Bayerische Hypo- und Vereinsbank AG, New York Branch
as a Lender

By:	/s/ Gavin Burke

Name:	Gavin Burke
Title:	Director

By:	/s/ Sven Schuessler

Name:	Sven Schuessler
Title:	Associate Director

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

CELERITY CLO LIMITED
By: TCW Advisors, Inc.
as Agent
as a Lender

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

EMERALD ORCHARD LIMITED
as a Lender

By:	/s/ Denton Robinson

Name:	Denton Robinson
Title:	Loans Officer

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

FIRST 2004-I CLO, LTD
By: TCW Advisors, Inc.
its Collateral Manager
as a Lender

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

FIRST 2004-II CLO, LTD.
By: TCW Advisors, Inc.
its Collateral Manager
as a Lender

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

Highland Floating Rate Advantage Fund
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor
as a Lender

By:	/s/ Joe Dougherty

Name:	Joe Dougherty
Title:	Senior Vice President
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

Highland Legacy Limited
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., Its Investment Advisor
as a Lender

By:	/s/ Chad Schramek

Name:	Chad Schramek
Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

Jefferson – Pilot Life Insurance Company
By: TCW Advisors, Inc.
as its Investment Advisor
as a Lender

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Clara Sohan

Name:	Clara Sohan
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

NATIONAL CITY BANK
as a Lender

By:	/s/ Kenneth M. Blackwell

Name:	Kenneth M. Blackwell
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., Its General Partner
as a Lender

By:	/s/ Chad Schramek

Name:	Chad Schramek
Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of
Highland Capital Management, L.P.

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc. as its
Collateral Manager
as a Lender

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc.
as its Investment Advisor
as a Lender

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

VELOCITY CLO, LTD.
By: TCW Advisors, Inc.
its Collateral Manager
as a Lender

By:	/s/ G. Wayne Hosang

Name:	G. Wayne Hosang
Title:	Vice President

By:	/s/ Stephen Suo

Name:	Stephen Suo
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

WELLS FARGO BANK, N.N.
as a Lender

By:	/s/ Gregory J. Mellor

Name:	Gregory J. Mellor
Title:	Vice President

GENCORP INC.
FIRST AMENDMENT AND WAIVER AGREEMENT

WIND River CLO I Ltd.
By: McDonnell Investment Management, LLC, as Manager
as a Lender

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn
Title:	Vice President